STATE STREET INSTITUTIONAL INVESTMENT TRUST

STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND

Premier Class (TRIXX)

Investment Class (TRVXX)

Select Class (TYSXX)

Institutional Class (SSJXX)

Investor Class (SSNXX)

Administration Class (SSKXX)

Opportunity Class (OPRXX)

STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND

Premier Class (TPIXX)

Investment Class (TPVXX)

Select Class (TPSXX)

Institutional Class (SAJXX)

Investor Class (SAEXX)

Administration Class (SSQXX)

Trust Class (TPLXX)

Opportunity Class (OPTXX)

STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND

Premier Class (GVMXX)

Investment Class (GVVXX)

Select Class (GVSXX)

Institutional Class (SAHXX)

Investor Class (SAMXX)

Administration Class (SALXX)

Class G (SSOXX)

Opportunity Class (OPGXX)

Trust Class (GVBXX)

STATE STREET TREASURY OBLIGATIONS MONEY MARKET FUND (TAQXX)

(each, a “Fund”, and collectively, the “Funds”)

Supplement dated July 16, 2025 to the Statement of Additional Information

(“SAI”), dated April 30, 2025, as may be supplemented from time to time

Effective immediately, the section of the SAI entitled “Investment Advisory and Other Services – Shareholder

Servicing Agent” beginning on page 39 is deleted in its entirety and replaced with the following:

Shareholder Servicing Agent

SSGA FD serves as a shareholder servicing agent of the Treasury Fund, the Treasury Plus Fund and the U.S. Government Fund, pursuant to a Shareholder Servicing Agreement between SSGA FD and the Trust (the “Shareholder Servicing Agreement”). Pursuant to the Shareholder Servicing Agreement, SSGA FD provides or arranges for the provision of various administrative, sub-accounting and personal services to investors in the Institutional Class, Trust Class, Investor Class, Administration Class, Investment Class and Opportunity Class shares of such Funds. Services provided by SSGA FD or that SSGA FD arranges to be provided by a financial intermediary pursuant to the Shareholder Servicing Agreement include, among other things: establishing and maintaining shareholder account registrations; sub-accounting with respect to shares held in omnibus accounts; receiving and processing purchase and redemption orders, including aggregated orders, and delivering orders to the Fund’s transfer agent; processing and delivering trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; processing dividend and distribution payments and issuing related documentation; providing shareholder tax reporting and processing tax data; receiving, tabulating, and transmitting proxies for proxy solicitations; and responding to inquiries from shareholders. Shareholder servicing fees paid for the last fiscal year included amounts paid to affiliates of the Adviser and SSGA FD including State Street Bank (on behalf of all of its North America business units) and State Street Global Markets, LLC and Global Services divisions of State Street Bank and Trust Company. These affiliates of the Adviser are also among the financial intermediaries that may receive fees from the Distribution Plan.

The Shareholder Servicing Agreement calls for payments by the Treasury Fund, Treasury Plus Fund and U.S. Government Fund at an annual rate (based on average net assets) as follows:

Premier Class	None
Institutional Class	0.03%
Trust Class (Treasury Plus Fund)	0.056%
Trust Class (US. Government Fund)	0.058%
Investor Class	0.08%
Administration Class	0.20%
Investment Class	0.25%
Opportunity Class	0.03%

The payments made for shareholder servicing pursuant to the Shareholder Servicing Agreement from the effective date of the agreement, as well as payments made pursuant to a prior arrangement between the Funds and SSGA FD, by the ILR Government Fund, the Treasury Fund, the Treasury Plus Fund and the U.S. Government Fund for the last three fiscal years ended December 31 are reflected in the chart below:

Fund	2024	2023	2022
ILR Government Fund*	$1,156,554	$1,154,890	$1,702,049
Treasury Fund	$1,990,175	$1,460,106	$1,951,793
Treasury Plus Fund	$6,418,265	$4,635,597	$4,245,884
U.S. Government Fund	$13,189,525	$10,608,325	$8,772,210

*	The ILR Government Fund merged into the U.S. Government Fund effective June 13, 2025.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

071625SUPP1